The AFL-CIO Housing Investment Trust (HIT) joined public officials, labor leaders, financing partners and members of the community to celebrate the groundbreaking for Mary Ellen McCormack Apartments in Boston, MA. The occasion marked the start of the first phase of a long-awaited larger multiphase community-centered effort.

Owned by the Boston Housing Authority, Mary Ellen McCormack was originally built in 1938. The all affordable development is centrally located next to the 58-acre waterfront Moakley Park, with easy access to transit and a variety of nearby retail and hospitality services. The redevelopment is designed to transform the area into a sprawling mixed-use, mixed-income community with Phase I construction redeveloping the northern 18 acres of the property.

The HIT participated in the construction financing for Phase I, Building A which will bring 94 new affordable, sustainably designed homes to one of New England’s oldest and largest public housing developments. The HIT recognized how the development team worked side-by-side with the residents and are committed to hiring and training the next generation of union tradespeople. Building A will be constructed entirely with union labor.

Building A is designed to be both Passive House and ENERGY STAR Multifamily New Construction certified, and to exceed the Executive Office of Housing and Livable Communities’ (EOHLC) Emphasis on Green, Sustainable, and Climate Resilient Design and Enhanced Accessibility standards. Building A will also seek LEED Gold certification.

Once completed, all units in Building A will be subject to income restrictions with set- asides for households earning between 30% and 80% of Area Median Income (AMI). Additionally, Building A’s numerous green features not only reduce environmental impact and promote sustainability but will also help lower utility costs for residents, enhancing overall affordability.

Mary Ellen McCormack stands as the latest testament of the power of impactful investments that promote and preserve quality affordable housing. Under its Massachusetts Housing Initiative, launched in 2007 with a focus of increasing the availability of housing, the HIT has financed 43 projects in the Commonwealth creating or preserving over 5,100 units of housing with 94% classified as affordable. The HIT remains committed to do more.

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About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.2 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC 20037 US

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